Exhibit 10.2

City: Dallas, TX

SECURITY AGREEMENT

This Security Agreement (“Security Agreement”), is made as of May 9, 2012, between The Hallwood Group Incorporated, a Delaware corporation (“Debtor”), and Hallwood Family (BVI), L.P., a British Virgin Islands limited partnership (“Secured Party”).

This Security Agreement is entered into in connection with a promissory note dated of even date herewith (including all extensions, renewals, modifications and substitutions thereof, the “Note”) of Debtor, in the principal amount of $10,000,000 and any advances under the Note (collectively, the “Loan”).

Secured Party and Debtor agree as follows:

I. DEFINITIONS.

1.1 Collateral. The “Collateral” shall consist of all of Debtor’s interest in all federal income tax refunds and all proceeds (cash and non-cash) and products of the foregoing.

1.2 Obligations. This Security Agreement secures the following (collectively, the “Obligations”):

(i)	Debtor’s obligations under the Note, this Security Agreement and the Pledge and Security Agreement (the “Pledge Agreement”) between Debtor and Secured Party dated as of May 9, 2012;

(ii)	all of Debtor’s present and future indebtedness and obligations to Secured Party.

(iii)	the repayment of (a) any amounts that Secured Party may advance or spend under this Security Agreement, the Note or the Pledge Agreement for the maintenance or preservation of the Collateral and (b) any other expenditures that Secured Party may make under the provisions of the Note, this Security Agreement or the Pledge Agreement for the benefit of Debtor;

(iv)	all amounts owed under any modifications, renewals, extensions or substitutions of any of the foregoing obligations;

(v)	all Default Costs, as defined in Paragraph VIII of this Security Agreement; and

(vi)	any of the foregoing that may arise after the filing of a petition by or against Debtor under the United States Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code § 362 or otherwise.

1.3 UCC. Each capitalized term as defined in Article 9 of the Texas Uniform Commercial Code (“UCC”).

II. GRANT OF SECURITY INTEREST.

Debtor grants a security interest in the Collateral to Secured Party to secure the payment and performance of the Obligations.

III. PERFECTION OF SECURITY INTERESTS.

3.1 Filing of Security Interests.

(i)	Debtor authorizes Secured Party to execute on Debtor’s behalf and file any financing statement (the ‘Financing Statement’) describing the Collateral in any location deemed necessary and appropriate by Secured Party.

(ii)	Debtor authorizes Secured Party to file a Financing Statement describing any agricultural liens or other statutory liens held by Secured Party.

3.2 Possession.

(i)	Debtor shall have the right to maintain possession of the Collateral, except where expressly otherwise provided in this Security Agreement.

(ii)	Where Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party’s security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

IV. POST-CLOSING COVENANTS AND RIGHTS CONCERNING THE COLLATERAL.

4.1 Inspection. The parties to this Security Agreement may inspect any Collateral in the other party’s possession, at any time upon reasonable notice.

4.2 Secured Party’s Collection Rights. Secured Party shall have the right at any time after an Event of Default (as defined in the Note), subject to Debtor’s required Opportunity to Cure Non-Monetary Default (as defined in the Note), to enforce Debtor’s rights against any account debtors and obligors.

4.3 Limitations on Obligations Concerning Maintenance of Collateral.

(i)	Risk of Loss. Debtor has the risk of loss of the Collateral.

(ii)	No Collection Obligation. Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

4.4 No Disposition of Collateral. Secured Party does not authorize, and Debtor agrees not to:

(i)	make any sales or leases of any of the Collateral other than in the ordinary course of business; or

(ii)	grant any other security interest in any of the Collateral.

4.5 Power of Attorney. Debtor hereby irrevocably appoints, effective upon and during the continuation of an Event of Default, Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Security Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secure Party with respect to the Collateral.

V. FORECLOSURE PROCEDURES.

5.1 No Waiver. No delay or omission by Secured Party to exercise any right or remedy accruing upon any Event of Default shall (i) impair any right or remedy, (ii) waive any default or operate as an acquiescence to the Event of Default, or (iii) affect any subsequent default of the same or of a different nature.

5.2 Notices. Secured Party shall give Debtor such notice of any private or public sale as may be required by the UCC.

5.3 Condition of Collateral. Secured Party has no obligation to repair, clean-up or otherwise prepare the Collateral for sale.

5.4 No Obligation to Pursue Others. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party’s rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

5.5 Compliance With Other Laws. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

5.6 Warranties. Secured Party may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

5.7 Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser and received by Secured Party. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale as and when received, less expenses.

5.8 Purchases by Secured Party. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the Obligations of Debtor.

5.9 No Marshalling. Secured Party has no obligation to marshal any assets in favor of Debtor, or against or in payment of:

(i) the Note,

(ii) any of the other Obligations, or

(iii) any other obligation owed to Secured Party, Debtor or any other person.

VI. MISCELLANEOUS.

6.1 Assignment.

(i) Binds Assignees. This Security Agreement shall bind and shall inure to the benefit of the successors and assigns of Secured Party, and shall bind all successors and permitted assigns of Debtor.

(ii) No Assignments by Debtor. Secured Party does not consent to any assignment by Debtor except as expressly provided in this Security Agreement.

(iii) Secured Party Assignments. Secured Party may assign its rights and interests under this Security Agreement to any subsequent holder of the Note. If an assignment is made, Debtor shall render performance under this Security Agreement to the assignee. Debtor waives and will not assert against any assignee of Secured Party any claims, defenses or set-offs which Debtor could assert against Secured Party except defenses which cannot be waived; provided, however, that Debtor is not waiving such rights with respect to the original Secured Party.

6.2 Severability. Should any provision of this Security Agreement be found to be void, invalid or unenforceable by a court or panel of arbitrators of competent jurisdiction, that finding shall only affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Security Agreement.

6.3 Notices. All notices and other communications provided for hereunder shall be furnished in accordance with the terms of the Note.

6.4 Headings. Section headings used in this Security Agreement are for convenience only. They are not a part of this Security Agreement and shall not be used in construing it.

6.5 Governing Law. This Security Agreement is being executed and delivered and is intended to be performed in the State of Texas and shall be construed and enforced in accordance with the laws of the State of Texas, except to the extent that the UCC provides for the application of the law of the Debtor State.

6.6 Rules of Construction.

(i) No reference to ‘proceeds’ in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by Debtor except in the ordinary course of business or as permitted by the Note.

(ii) “Includes” and “including” are not limiting.

(iii) “Or” is not exclusive.

(iv) “All” includes “any” and “any” includes “all”.

6.7 Integration and Modifications.

(i) This Security Agreement and the Note constitute the entire agreement of Debtor and Secured Party concerning their subject matter.

(ii) Any modification to this Security Agreement must be made in writing and signed by the party adversely affected.

6.8 Waiver. Any party to this Security Agreement may waive the enforcement of any provision to the extent the provision is for its benefit.

6.9 Further Assurances. Debtor agrees to execute any further documents, and to take any further actions, reasonably requested by Secured Party to evidence or perfect the security interest granted herein or to effectuate the rights granted to Secured Party herein.

6.10 Stamps and Fees. Debtor shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Note or this Security Agreement or any security granted to Secured Party; and Debtor agrees to indemnify and hold harmless Secured Party against any and all liability in respect thereof.

6.11 Attorneys’ Fees. Debtor shall pay the fees and expenses of counsel to Secured Party in connection with entering into this Security Agreement and any other document related thereto and any amendment thereto or waiver thereof. In the event Debtor shall default in any of its obligations hereunder and Secured Party believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of Debtor to Secured Party, to enforce the terms and provisions of the Note and this Security Agreement, to modify the Note or this Security Agreement, or in the event Secured Party voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code) relating to Debtor or concerning the subject matter of the Note or this Security Agreement, Debtor agrees to pay the reasonable attorneys’ fees of Secured Party and all related costs of collection or enforcement that may be incurred by Secured Party. Debtor shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.

6.12 Secured Party Making Required Payments. In the event Debtor shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Debtor is, under any of the terms the Note or this Security Agreement, required to pay, or fail to keep any of the properties and assets constituting Collateral free from new security interests, liens, or encumbrances, except as permitted herein, Secured Party may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Secured Party, and shall have benefit of and be secured by the Collateral; provided, however, Secured Party shall be under no duty or obligation to make any such payments or expenditures.

6.13 Right of Offset. Any indebtedness owing from Secured Party to Debtor may be set off and applied by Secured Party on any indebtedness or liability of Debtor to Secured Party, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Debtor. Secured Party may sell participations in or make assignments of any Loan made under this Security Agreement, and Debtor agrees that any such participant or assignee shall have the same right of setoff as is granted to Secured Party herein.

6.14 UCC Authorization. Debtor authorizes Secured Party to file such UCC Financing Statements describing the Collateral in any location deemed necessary and appropriate by Secured Party.

6.15 Modification and Renewal Fees. Secured Party may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) not prohibited by applicable law.

6.16 Conflicting Provisions. If provisions of this Security Agreement shall conflict with any terms or provisions of any of the Note or other Loan Documents or any schedule attached hereto, the provisions of such Note or Loan Document or any schedule attached hereto, as appropriate, shall take priority over any provisions in this Security Agreement.

6.17 Consent to Jurisdiction. Debtor hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Security Agreement may be instituted in the District Court in Dallas County, Texas, or the United States District Court for the Northern District of Texas or in such other appropriate court and venue as Secured Party may choose in its sole discretion. Secured Party and Debtor each consent to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Secured Party or Debtor may now or hereafter have in any such legal action or proceedings.

6.18 Counterparts. This Security Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.19 Indemnification. Debtor hereby agrees to and does hereby indemnify and defend Secured Party, its affiliates, their successors and assigns and their respective directors, officer, employees and shareholders, and do hereby hold each of them harmless from and against, any loss, liability, lawsuit, proceeding, cost expense or damage (including reasonable in-house and outside counsel fees, whether suit is brought or not) arising from or otherwise relating to the closing, disbursement, administration, or repayment of the Obligations, including without limitation: (i) the failure to make any payment to Secured Party promptly when due, whether under the Note evidencing the Loan or otherwise; (ii) the breach of any representations or warranties to Secured Party contained in this Security Agreement or in any other documents now or hereafter executed in connection with the Obligations; or (iii) the violation of any covenants or agreements made for the benefit of Secured Party and contained in any of the documents; provided, however, that the foregoing indemnification shall not be deemed to cover any loss which is finally determined by a court of competent jurisdiction to result solely from Secured Party’s gross negligence or willful misconduct.

6.20 WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS SECURITY AGREEMENT OR THE NOTE OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN DEBTOR AND SECURED PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY TO ENTER INTO THIS SECURITY AGREEMENT AND THE NOTE. FURTHER, EACH PARTY HERETO HEREBY CERTIFIES THAT NO PARTY’S REPRESENTATIVE, AGENT OR COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO PARTY’S REPRESENTATIVE, AGENT OR COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

SIGNATURES ON THE FOLLOWING PAGE

The parties have signed this Security Agreement as of the day and year first above written.

THE HALLWOOD GROUP INCORPORATED

By:
Name:
Title:

HALLWOOD FAMILY (BVI), L.P. By: Hallwood G.P. (BVI) Limited, General Partner

By:
Name:
Title:	Director